EXHIBIT 3.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In Re                                   :
                                        :       Chapter 11 (Involuntary)
                                        :
EPIC RESORTS - PALM SPRINGS MARQUIS     :       Case No.01-11183(MFW)
VILLAS, LLC,                            :
                                        :
                Alleged Debtor.         :


                    ORDER FOR RELIEF IN AN INVOLUNTARY CASE

     On consideration of the petition filed on November 9,2001 against the above-named debtor, an order for relief under Chapter 11 of the Bankruptcy Code (Title 11 of the United States Code) is hereby granted.


Dated: January 16, 2002                         /s/ Mary F. Walrath
                                                -------------------------------
                                                HONORABLE MARY F. WALRATH
                                                UNITED STATES BANKRUPTCY JUDGE

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                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In Re                                   :
                                        :       Chapter 11 (Involuntary)
                                        :
EPIC RESORTS MANAGEMENT, LLC.,          :       Case No.01-11182 (MFW)
                                        :
                Alleged Debtor.         :


                     ORDER FOR RELIEF IN AN INVOLUNTARY CASE

     On consideration of the petition filed on November 9, 2001 against the above-named debtor, an order for relief under Chapter 11 of the Bankruptcy Code (Title 11 of the United States Code) is hereby granted.


Dated: January 16, 2002                         /s/ Mary F. Walrath
                                                -------------------------------
                                                HONORABLE MARY F. WALRATH
                                                UNITED STATES BANKRUPTCY JUDGE